                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2001


                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1997-B
                          (Exact name of registrant as
                            specified in its charter)


   Delaware                        333-82281                    41-1743653
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


290 E. Carpenter Freeway, Irving, Texas                         75062-2729
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

         The Servicer's Certificate for the month of October 2001 was distributed to Noteholders on November 15, 2001.


Item 7(c). Exhibits

          Exhibit No.                   Description
          -----------                   -----------

              20.1                Servicer's Certificate for the month of
                                        October 2001.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARCADIA RECEIVABLES FINANCE CORP.


                                           /s/ Cindy A. Barmeier
                                           -------------------------------
                                           Title: Assistant Vice President


Date: November 15, 2001